Exhibit 10.1

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of November 30, 2006, by and between COMERICA BANK (“Bank”) and COMMODORE RESOURCES (NEVADA), INC., LYRIS TECHNOLOGIES INC., UPTILT INC., MCC NEVADA, INC. and CLICKTRACKS ANALYTICS, INC.  (each a “Borrower” and collectively, “Borrowers”).

RECITALS

Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of October 4, 2005, as amended from time to time including by that certain First Amendment to Loan and Security Agreement dated as of April 25, 2006 and that certain Second Amendment to Loan and Security Agreement dated as of August 18, 2006 (the “Agreement”).  The parties desire to amend the Agreement in accordance with the terms of this Amendment to change certain of the financial covenants.

NOW, THEREFORE, the parties agree as follows:

1.             Section 6.7(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(b)         EBITDA.  Measured monthly on a rolling three-month basis, an EBITDA of not less than (i) One Million Two Hundred Thousand Dollars ($1,200,000) for the measuring period ending October 31, 2006, (ii) One Million One Hundred Thousand Dollars ($1,100,000) for the measuring period ending November 30, 2006, (iii) One Million Three Hundred Thousand Dollars ($1,300,000) for the measuring period ending December 31, 2006, (iv)  Two Million Dollars ($2,000,000) for the measuring period ending January 31, 2007 through the measuring period ending February 28, 2007, and (v) Two Million Five Hundred Thousand Dollars ($2,500,000) at all times thereafter.”

2.             Exhibit C to the Agreement is hereby replaced with Exhibit C attached hereto.

3.             No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right.  Bank’s failure at any time to require strict performance by Borrowers of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance.  Any suspension or waiver of a right must be in writing signed by an officer of Bank.

4.             Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

5.             Each Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

6.             As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by each Borrower;

(b)           a Certificate of the Secretary of each Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c)           all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrowers’ accounts; and

(d)           such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

7.             This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

COMMODORE RESOURCES (NEVADA), INC.

By:	/s/ David R. Burt

Title:	Assistant Secretary

LYRIS TECHNOLOGIES INC.

By:	/s/ David R. Burt

Title:	Secretary

UPTILT RESOURCES INC.

By:	/s/ David R. Burt

Title:	Secretary

MCC NEVADA, INC.

By:	/s/ David R. Burt

Title:	Chief Executive Officer

CLICKTRACKS ANALYTICS, INC.

By:	/s/ David R. Burt

Title:	Secretary

COMERICA BANK

By:	/s/ Philip Koblis

Title:	Vice President

[Signature Page to Third Amendment to Loan & Security Agreement